UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Diversified Healthcare Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85431-P48243 You invested in DIVERSIFIED HEALTHCARE TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 10, 2026. Get informed before you vote View the Notice of Annual Meeting, Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 10, 2026 9:30 a.m., Eastern Time Virtually at: https://www.virtualshareholdermeeting.com/DHC2026 INVESTOR RELATIONS DIVERSIFIED HEALTHCARE TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 DIVERSIFIED HEALTHCARE TRUST 2026 Annual Meeting Vote by June 9, 2026 11:59 PM ET

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85432-P48243 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Trustees. For All Nominees (for Independent Trustee): 01) Alan Felder 02) Lisa Harris Jones 03) Phyllis M. Hollis 04) Dawn K. Neher 05) Jeffrey P. Somers Nominees (for Managing Trustee): 06) Christopher J. Bilotto 07) Adam Portnoy 2. Advisory vote to approve executive compensation. For 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year. For